LEE FINANCIAL MUTUAL FUND, INC.

HAWAII MUNICIPAL FUND

Investor Class – Ticker: SURFX

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

dated July 20, 2019

The purpose of this supplement is to provide you with changes to the current Statement of Additional Information for the Hawaii Municipal Fund.

Effective on or about July 20, 2019, the following changes were made to the service providers of Lee Financial Mutual Fund, Inc., (the “Corporation”):

CUSTODIAN

UMB Bank, N.A., 928 Grand Boulevard, Mailstop 1010502, Kansas City, Missouri 64106, is the custodian for the Hawaii Municipal Fund and has custody of all securities and cash pursuant to the terms of a custodian agreement with the Corporation. The custodian, among other things, attends to the collection of principal and income, and payment for the collection of proceeds of securities bought and sold by the Fund.

FUND ACCOUNTING

UMB Fund Services Inc. (“UMB”), 235 W. Galena Street, Milwaukee, Wisconsin 53212-3948, provides fund accounting services for the Corporation.

TRANSFER AGENT

The Transfer Agent, Lee Financial Recordkeeping, Inc., has delegated certain of its duties and responsibilities to UMB as sub-transfer agent. UMB is located at 235 W. Galena Street, Milwaukee, Wisconsin 53212-3948.